UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2012

     KOHLS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:   001-11084

Wisconsin (State or other jurisdiction of incorporation)	39-1630919
(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive
  Menomonee Falls, Wisconsin 53051

(Address of principal executive offices)

 (262) 703-7000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.

Submission of Matters to a Vote of Security Holders

Kohl’s Corporation (the “Company”) held its 2012 Annual Meeting of Shareholders (the “2012 Annual Meeting”) on May 10, 2012. The following  matters were voted upon at the 2012 Annual Meeting:

(1)

Proposal to elect the 12 individuals nominated by the Board of Directors to serve as directors for a one year term and until their successors are duly elected and qualified.

The results of the voting on this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Peter Boneparth	187,199,653	14,006,672	65,035	13,023,738
Steven A. Burd	196,885,978	4,322,676	62,706	13,023,738
John F. Herma	185,672,129	15,541,790	57,441	13,023,738
Dale E. Jones	197,835,516	3,366,933	68,911	13,023,738
William S. Kellogg	199,630,804	1,584,564	55,992	13,023,738
Kevin Mansell	197,367,200	3,760,440	143,720	13,023,738
John E. Schlifske	200,314,985	889,578	66,797	13,023,738
Frank V. Sica	196,263,229	4,941,862	66,269	13,023,738
Peter M. Sommerhauser	186,817,654	14,390,847	62,859	13,023,738
Stephanie A. Streeter	185,613,638	15,593,901	63,821	13,023,738
Nina G. Vaca	198,747,938	2,458,625	64,797	13,023,738
Stephen E. Watson	184,981,131	16,221,985	68,244	13,023,738

(2)

Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2013.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
211,585,387	2,569,152	140,559	0

(3)

Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
192,533,021	8,095,721	642,618	13,023,738

(4)

Shareholder proposal encouraging the Company’s board of directors to develop a policy prohibiting the sale of products that use animal fur.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
6,162,141	179,907,248	15,201,971	13,023,738

(5)

Shareholder proposal on Succession Planning and Reporting.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
36,242,708	164,781,629	247,023	13,023,738

(6)

Shareholder proposal requesting the Company’s executive pay committee adopt a policy requiring that senior executives retain a significant percentage of stock acquired through equity pay programs until one year following the termination of their employment.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
41,390,087	159,477,915	403,358	13,023,738

Item 8.01

Other Events

On May 10, 2012, the Company issued a press release announcing events which took place in connection with the 2012 Annual Meeting.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated May 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 14, 2012

KOHL’S CORPORATION

By :/s/ Richard D. Schepp

Richard D. Schepp

Senior Executive Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 12, 2011